Exhibit 10.6 OWENS & MINOR, INC. Director Restricted Stock Agreement THIS AGREEMENT, dated the ____ day of _____, 20__, between OWENS & MINOR, INC., a Virginia corporation (the "Company"), and ___________________("Participant"), is made pursuant and subject to the provisions of the Company's 2015 Stock Incentive Plan (the "Plan"). All capitalized terms used herein that are not otherwise defined shall have the same meaning given to them in the Plan. W I T N E S S E T H: 1. Restricted Stock Grant. Pursuant to the provisions of the Plan, on ___________, 20__ (the “Date of Grant”), the Company granted to Participant, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, a Stock Award of ________ shares of Common Stock (the “Restricted Stock”). 2. Terms and conditions. The shares of Restricted Stock evidenced hereby are subject to the following terms and conditions: (a) Restricted Period. Until the first anniversary of the Date of Grant (the “Restricted Period”) or the lapse of restrictions as provided in subsection 2(d) hereof, the Restricted Stock shall be subject to the following restrictions: (i) Participant shall not be entitled to receive the certificate or certificates evidencing the Restricted Stock; and (ii) Shares of Restricted Stock may not be sold, transferred, assigned, pledged, conveyed, hypothecated or otherwise disposed of; and (iii) Shares of Restricted Stock may be forfeited as provided in subsection 2(d) hereof. Notwithstanding the foregoing, Participant shall be entitled to vote the shares of Restricted Stock and receive dividends thereon while the Restricted Stock is outstanding. Any stock dividends or other shares of Company stock or other property issued in respect of Restricted Stock, including without limitation, shares issued in connection with stock splits and recapitalizations, will be subject to the same restrictions applicable to the Restricted Stock. (b) Custody of Shares of Restricted Stock. Certificates representing the shares of Restricted Stock shall be issued in Participant’s name but shall be held by the Company (or its transfer agent) during the Restricted Period. The Company’s Secretary and its General Counsel shall serve as attorney-in-fact for Participant during the Restricted Period with full power and authority in Participant’s name to assign and convey to the Company any shares of Restricted Stock that Participant forfeits under subsection 2(d) hereof. Each certificate representing shares of Restricted Stock may bear a legend referring to the risk of forfeiture of the shares and stating that such shares are nontransferable until all restrictions have been satisfied and the legend has been removed. (c) Distribution of Restricted Stock. If Participant remains a member of the Board of Directors of the Company during the entire Restricted Period and otherwise does not forfeit such shares pursuant to subsection 2(d) hereof, all restrictions applicable to the shares of Restricted Stock shall lapse upon expiration of the Restricted Period and a certificate or certificates representing the shares of Common Stock that were granted to Participant in the form of shares of Restricted Stock shall be delivered to Participant. (d) Lapse of Restrictions. (i) Death. If Participant’s membership on the Board of Directors of the Company is terminated before the expiration of the Restricted Period by reason of Participant’s death, all restrictions applicable to the shares of Restricted Stock shall immediately lapse on the date of Participant’s death and the certificate or certificates representing the shares of Common Stock shall be transferred in accordance with a beneficiary designation form provided by the Company and signed by the Participant and filed with the Company or, in the absence of such a beneficiary designation form, delivered to Participant’s estate. (ii) Termination of Membership on the Board of Directors of the Company. Except as provided in subsection 2(d)(i) above, if Participant resigns or otherwise ceases to be a member of the Board of Directors of the Company (whether voluntary or involuntary) before the expiration of the Restricted Period, all restrictions on a pro rata number of shares of Restricted Stock shall lapse and any remaining shares shall be forfeited. The “pro rata number” shall be the number of shares of Restricted Stock multiplied by a fraction, the numerator of which is the number of months (including a fractional month) of Participant’s service as a member of the Board of Directors after the Date of Grant and the denominator of which is 12. The certificate or certificates representing the shares of Common Stock upon which the restrictions have lapsed shall be delivered to Participant. (iii) Change in Control. (a) If, upon a Change in Control, (i) the Restricted Stock is assumed by, or a substitute award granted by, the surviving entity (together with its Related Entities, the “Surviving Entity”) in the Change in Control (such assumed or substituted award to be of the same type of award as this Restricted Stock with a value as of the Control Change Date substantially equal to the value of this Restricted Stock) and (ii) Participant is not elected a member of the Surviving Entity’s board of directors as of the Control Change Date (or does not continue to serve as a member of the Surviving Entity’s board of directors for at least 12 consecutive months), all restrictions applicable to the shares of Restricted Stock shall immediately lapse on the Control Change Date (or the date Participant ceases to serve on the Surviving Entity’s board of directors if less than 12 consecutive months) and the certificate or certificates representing the shares of Common Stock upon which the restrictions have lapsed shall be delivered to Participant. (b) If, upon a Change in Control, the Restricted Stock is not assumed by, or a substitute award granted by, the Surviving Entity in the Change in Control as provided in subsection 2(d)(iii)(a) above, all restrictions applicable to the shares of Restricted Stock shall immediately lapse on the Control Change Date and the certificate or certificates representing the shares of Common Stock upon which the restrictions have lapsed shall be delivered to Participant. 3. Governing Law. This Agreement shall be governed by the laws of the Commonwealth of Virginia. 4. Change in Capital Structure. The terms of this award shall be adjusted as the Committee determines is equitably required in the event the Company effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization. 5. Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the date hereof and the provisions of this Agreement, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof. 6. Participant Bound by Plan. Participant hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. 7. Binding Effect. Subject to the limitations stated above and in the Plan, this Agreement shall be binding upon and inure to the benefit of the legatees, distributees and personal representatives of Participant and the successors of the Company. IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by a duly authorized officer and Participant has affixed his or her signature hereto. OWENS & MINOR, INC. PARTICIPANT By: By: _________________________________ [Name] [Name] [Title]